INCOME TAXES	9 Months Ended
Sep. 30, 2014
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 10 - INCOME TAXES

As of December 31, 2013, the Company had net operating loss carryovers of approximately $168,000, which expire from 2025 through 2033. Net operating loss carry-forwards for Federal income tax purposes are subject to annual limitations. Due to the change in controlling interest of the Company's outstanding shares in February 2014, the net operating loss carry forwards may be limited as to use in future years.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Based on management's assessment, the Company has established a full valuation allowance to offset the deferred tax assets since it is more likely than not that all of the deferred tax assets will not be realized. As of September 30, 2014, net deferred assets are $0.